FORD MOTOR CREDIT COMPANY
               JUNE 1996-A OWNER TRUST

               MONTHLY SERVICING REPORT

Collection Period                                                Jun-96
Distribution Date                                               7/15/96


Total Portfolio                                       1,043,322,567.00
Total Securities                                      1,043,322,567.00
Class A-1 Notes                                         320,031,000.00
Class A-2 Notes                                         283,049,000.00
Class A-3 Notes                                         219,119,000.00
Class A-4 Notes                                         184,607,000.00
Class B Certificates                                     36,516,567.00


I. COLLECTIONS
Interest:
Interest Collections
   Simple Interest                                        6,314,359.68
   Pre Computed                                           3,302,075.54
Repurchased Loan Proceeds Related to Interest                     0.00
(C2)  Investment Earnings from Interest Shortfall Account
(C3)  Investment Earnings from Prefunding Account
(C4)  Investment Earnings from Yield Supplement Account
Total Interest Collections                                9,616,435.22

Principal:
Principal Payments Received
   Simple Interest                                       21,673,201.14
   Pre Computed                                          10,331,473.98
Liquidation Proceeds                                         13,361.29
Repurchased Loan Proceeds Related to Principal                    0.00
Recoveries from Prior Month Charge Off's                          0.00
Other Refunds Related to Principal                                0.00
Total Principal Collections                              32,018,036.41
Aggregate Losses for Collection Period                       34,726.07
Total Regular Principal Reduction                        32,039,401.19

Total Collections                                        41,634,471.63

II. DISTRIBUTIONS
Total Interest Collections                                9,616,435.22

Servicing Fee:
Servicing Fee Due                                           869,435.47
   Per $1,000 of Original Balance                                 0.83
Servicing Fee Paid                                          869,435.47
   Per $1,000 of Original Balance                                 0.83
Servicing Fee Shortfall                                           0.00
   Per $1,000 of Original Balance                                 0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                   1,260,122.06
      Per $1,000 of Original Balance                              3.94
   Class A-1 Notes Monthly Interest Paid                  1,260,122.06
      Per $1,000 of Original Balance                              3.94
   Class A-1 Notes Monthly Interest Shortfall                     0.00
      Per $1,000 of Original Balance                              0.00
   Class A-1 Notes Interest Carryover Shortfall                   0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-1 Notes Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                              0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                   1,238,339.38
      Per $1,000 of Original Balance                              4.38
   Class A-2 Notes Monthly Interest Paid                  1,238,339.38
      Per $1,000 of Original Balance                              4.38
   Class A-2 Notes Monthly Interest Shortfall                     0.00
      Per $1,000 of Original Balance                              0.00
   Class A-2 Notes Interest Carryover Shortfall                   0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-2 Notes Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                              0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                     989,078.82
      Per $1,000 of Original Balance                              4.51
   Class A-3 Notes Monthly Interest Paid                    989,078.82
      Per $1,000 of Original Balance                              4.51
   Class A-3 Notes Monthly Interest Shortfall                     0.00
      Per $1,000 of Original Balance                              0.00
   Class A-3 Notes Interest Carryover Shortfall                   0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-3 Notes Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                              0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                     865,345.31
      Per $1,000 of Original Balance                              4.69
   Class A-4 Notes Monthly Interest Paid                    865,345.31
      Per $1,000 of Original Balance                              4.69
   Class A-4 Notes Monthly Interest Shortfall                     0.00
      Per $1,000 of Original Balance                              0.00
   Class A-4 Notes Interest Carryover Shortfall                   0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-4 Notes Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                              0.00
Total Note Interest
   Total Note Interest Due                                4,352,885.57
      Per $1,000 of Original Balance                              4.32
   Total Note Interest Paid                               4,352,885.57
      Per $1,000 of Original Balance                              4.32
   Total Note Interest Shortfall                                  0.00
      Per $1,000 of Original Balance                              0.00
   Total Note Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                              0.00
   Change in Total Note Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                              0.00
Class B Certificates Monthly Interest
   Class B Certificates Monthly Interest Due                177,511.09
      Per $1,000 of Original Balance                              4.86
   Class B Certificates Monthly Interest Paid               177,511.09
      Per $1,000 of Original Balance                              4.86
   Class B Certificates Monthly Interest Shortfall                0.00
      Per $1,000 of Original Balance                              0.00
   Class B Certificates Interest Carryover Shortfall              0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class B Cert. Int. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                              0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                4,530,396.66
   Total Note and Certificate Interest Paid               4,530,396.66
   Total Note and Certificate Interest Shortfall                  0.00
   Total Note and Certificate Int. Carryover Shortfall            0.00
   Change in Total Note & Cert. Int. Carryover Shortfa            0.00

Excess Interest after Note and Cert. Interest Payment     4,216,603.09
Net Losses/Liquidations Proceeds                             21,364.78
Excess Interest Available for Turbo                       4,195,238.31

Principal:
Noteholder's Principal Distribution Amounts
   Noteholder's Regular Principal Distribution Amount    32,039,401.19
      Per $1,000 of Original Balance                             31.82
   Noteholder's Accelerated Prin. Distribution Amount     4,195,238.31
      Per $1,000 of Original Balance                              4.17
   Noteholder's Total Principal Distribution Amount      36,234,639.50
      Per $1,000 of Original Balance                             35.99
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Due                 36,234,639.50
      Per $1,000 of Original Balance                            113.22
   Class A-1 Notes Monthly Principal Paid                36,234,639.50
      Per $1,000 of Original Balance                            113.22
   Class A-1 Notes Monthly Principal Shortfall                    0.00
      Per $1,000 of Original Balance                              0.00
   Class A-1 Notes Principal Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-1 Notes Prin. Carryover Shortfall            0.00
      Per $1,000 of Original Balance                              0.00
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Due                          0.00
      Per $1,000 of Original Balance                              0.00
   Class A-2 Notes Monthly Principal Paid                         0.00
      Per $1,000 of Original Balance                              0.00
   Class A-2 Notes Monthly Principal Shortfall                    0.00
      Per $1,000 of Original Balance                              0.00
   Class A-2 Notes Principal Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-2 Notes Prin. Carryover Shortfall            0.00
      Per $1,000 of Original Balance                              0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Due                          0.00
      Per $1,000 of Original Balance                              0.00
   Class A-3 Notes Monthly Principal Paid                         0.00
      Per $1,000 of Original Balance                              0.00
   Class A-3 Notes Monthly Principal Shortfall                    0.00
      Per $1,000 of Original Balance                              0.00
   Class A-3 Notes Principal Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-3 Notes Prin. Carryover Shortfall            0.00
      Per $1,000 of Original Balance                              0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Due                          0.00
      Per $1,000 of Original Balance                              0.00
   Class A-4 Notes Monthly Principal Paid                         0.00
      Per $1,000 of Original Balance                              0.00
   Class A-4 Notes Monthly Principal Shortfall                    0.00
      Per $1,000 of Original Balance                              0.00
   Class A-4 Notes Principal Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class A-4 Notes Prin. Carryover Shortfall            0.00
      Per $1,000 of Original Balance                              0.00
Total Note Principal
   Total Note Principal Due                              36,234,639.50
      Per $1,000 of Original Balance                             35.99
  Total Note Principal Paid                              36,234,639.50
      Per $1,000 of Original Balance                             35.99
  Total Note Principal Shortfall                                  0.00
      Per $1,000 of Original Balance                              0.00
  Total Note Principal Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                              0.00
   Change in Total Note Prin. Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                              0.00
Class B Certificates Monthly Principal
   Class B Certificates Monthly Principal Due                     0.00
      Per $1,000 of Original Balance                              0.00
   Class B Certificates Monthly Principal Paid                    0.00
      Per $1,000 of Original Balance                              0.00
   Class B Certificates Monthly Principal Shortfall               0.00
      Per $1,000 of Original Balance                              0.00
   Class B Certificates Principal Carryover Shortfall             0.00
      Per $1,000 of Original Balance                              0.00
   Change in Class B Cert. Prin. Carryover Shortfall              0.00
      Per $1,000 of Original Balance                              0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Due              36,234,639.50
   Total Note and Certificate Principal Paid             36,234,639.50
   Total Note and Certificate Principal Shortfall                 0.00
   Total Note and Certificate Prin. Carryover Shortfal            0.00
   Change in Total Note & Cert. Prin. Carryover Shortf            0.00

Total Collections                                        41,634,471.63
Total Distributions                                      40,765,036.16

Amount of Draw from Reserve Account                               0.00
Amount of Deposit into Reserve Account                            0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                           970,571,360.50
   Note Pool Factor                                          0.9640103
   Class A-1 Notes Balance                              283,796,360.50
   Class A-1 Notes Pool Factor                               0.8867777
   Class A-2 Notes Balance                              283,049,000.00
   Class A-2 Notes Pool Factor                               1.0000000
   Class A-3 Notes Balance                              219,119,000.00
   Class A-3 Notes Pool Factor                               1.0000000
   Class A-4 Notes Balance                              184,607,000.00
   Class A-4 Notes Pool Factor                               1.0000000
   Class B Certificates Balance                          36,516,567.00
   Class B Certificate Pool Factor                           1.0000000
   Total Note and Cert. Balance                       1,007,087,927.50
Portfolio Information:
   Weighted Average Coupon (WAC)                                 11.09 %
   Weighted Average Remaining Maturity (WAM)                     48.82
   Remaining Number of Receivables                           78,966.00
   Portfolio Receivable Balance                       1,011,283,165.81
Overcollateralization Information
   Overcollateralization                                  4,195,238.31
   Overcollateralization Percent                                  0.42 %
Equity Information
   Equity                                                36,516,567.00
   Equity Percent                                                 3.63 %

IV. RECONCILIATION OF PREFUNDING ACCOUNT

(A) Beginning of Month Prefunding Account Balance
(B) Principal Balance of Loans Purchased During the Period
(C) End of Month Prefunding Account Balance

IV. RECONCILIATION OF INTEREST SHORTFALL ACCOUNT

(A) Beginning of Month Interest Shortfall Account Balance
(B) Interest Shortfall Account Investment Earnings
(C) Required Interest Shortfall Account Balance
(D) Interest Shortfall Account Withdrawal

IV. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                        30,256,354.44
Draws:
   Draw for Servicing Fee                                         0.00
   Draw for Interest                                              0.00
   Draw for Realized losses                                       0.00
Excess Interest Deposited into Reserve Account                    0.00
Reserve Account Balance Prior to Release                 30,256,354.44
Reserve Account Required Amount                          30,256,354.44
Reserve Account Release to Servicer                               0.00
Ending Reserve Account Balance                           30,256,354.44
Change in Reserve Account Balance                                 0.00

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                      13,361.29
   Recoveries from Prior Month Charge Off's                       0.00
Aggregate Net Losses for Collection Period                   34,726.07
Charge-off Rate for Collection Period (annualized)                0.01 %
Cumulative Net Losses for all Periods                        21,364.78
Delinquent Receivables:
   31-60 Days Delinquent                                  9,529,433.07
   61-90 Days Delinquent                                     69,436.43
   91-120 Days Delinquent                                         0.00
   120+ Days Delinquent                                           0.00

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                             0.00
   Preceding Collection Period                                    0.00
   Current Collection Period                                      0.00
   Three Month Average                                            0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                             0.00
   Preceding Collection Period                                    0.00
   Current Collection Period                                      0.00
   Three Month Average                                            0.00